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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 1998



                          GLOBAL MAINTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


        Minnesota                     000-14692                41-1523657
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(State or other jurisdiction  (Commission file number)    (I.R.S. Employer
    of incorporation)                                    Identification No.)



             7578 Market Place Drive, Eden Prairie, Minnesota 55344
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 944-0400
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Item 2.   Acquisition or Disposition of Assets.
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          On December 9, 1998, Global MAINTECH Corporation (the "Company"),
          through its wholly owned subsidiary Singlepoint Systems, Inc. ("SSI"), purchased substantially all the assets of Enterprise Solutions, Inc. ("Seller"), an Ohio corporation, pursuant to an Asset Purchase Agreement dated as of November 1, 1998 (the "Asset Purchase Agreement") by and among Global MAINTECH, Inc., a wholly owned subsidiary of the Company, the Company, SSI and Seller. As a result of this acquisition, the Company obtained substantially all of the assets and certain liabilities of Seller, including rights under and to Seller's computer software products, and the trademarks and copyrights related thereto, as well as Seller's ongoing leases, contracts and office equipment. Prior to this transaction, the Company was not affiliated with Seller. The purchase price was determined through negotiations by the parties to the Asset Purchase Agreement and was paid in the following manner: $200,000 was paid in cash, options were granted to shareholders of Seller to purchase a total of 1,700,000 shares of common stock of the Company, and options were granted to employees of Seller to purchase a total of 80,000 shares of common stock of the Company. The cash used in the acquisition came from cash and investments on hand at the Company.

          A copy of the Asset Purchase Agreement is being filed as Exhibit 2.1 to this report.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a) Financial Statements of Business Acquired
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              Not applicable.

          (b) Pro Forma Financial Information
              -------------------------------

              Not applicable.

          (c) Exhibits
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              Exhibit No.    Description
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                  2.1        Asset Purchase Agreement, dated November 1, 1998,
                             by and among Global MAINTECH, Inc., Global
                             MAINTECH Corporation, Singlepoint Systems, Inc. and Enterprise Solutions, Inc.*

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*    Filed without exhibits and schedules thereto. Such exhibits and schedules will be filed with the Commission upon request.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 1998


                                       GLOBAL MAINTECH CORPORATION

                                       By:    /s/ James Geiser
                                           ------------------------------------
                                       Its:   Chief Financial Officer
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                               INDEX TO EXHIBITS



Exhibit No.    Description
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   2.1         Asset Purchase Agreement, dated November 1, 1998, by and among
               Global MAINTECH, Inc., Global MAINTECH Corporation, Singlepoint
               Systems, Inc. and Enterprise Solutions, Inc.*

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*    Filed without exhibits and schedules thereto. Such exhibits and schedules will be filed with the Commission upon request.